July 2025 2Q25 Update (Nasdaq: BHRB)

2 Cautionary Statement Regarding Forward-Looking Information This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the beliefs, goals, intentions, and expectations of the Company regarding revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of expected losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; and other statements that are not historical facts. Forward–looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “will,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward–looking statements speak only as of the date they are made; the Company does not assume any duty, does not undertake, and specifically disclaims any obligation to update such forward–looking statements, whether written or oral, that may be made from time to time, whether because of new information, future events, or otherwise, except as required by law. Furthermore, because forward–looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements because of a variety of factors, many of which are beyond the control of the Company. Further, factors identified herein are not necessarily all of the factors that could cause the Company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the Company. Accordingly, you should consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by the Company and not place undue reliance on forward-looking statements. The risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to, the following: costs or difficulties associated with newly developed or acquired operations; changes in general economic, political, or market trends (either nationally or locally in the areas in which we conduct, or will conduct, business), including inflation, changes in interest rates, market volatility and monetary fluctuations, and changes in federal government policies and practices, as well as the impact from recently announced and future tariffs on the markets we serve; increased competition; changes in consumer confidence and demand for financial services, including changes in consumer borrowing, repayment, investment, and deposit practices; changes in asset quality and credit risk; our ability to control costs and expenses; adverse developments in borrower industries or declines in real estate values; changes in and compliance with federal and state laws and regulations that pertain to our business and capital levels; our ability to raise capital as needed; the impact, extent and timing of technological changes; the effects of any cybersecurity breaches; and the other factors discussed in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” section of the Company's Annual Report on Form 10–K for the year ended December 31, 2024, the Company's Quarterly Reports on Form 10-Q for the quarter ended March 31, 2025, and other reports the Company files with the SEC. Non-GAAP Financial Measures This presentation contains certain financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Such non-GAAP financial measures may include the following: fully tax-equivalent net interest margin, core operating earnings, core net income, tangible book value per common share, total risk-based capital ratio, tier one leverage ratio, tier one capital ratio, and the tangible common equity to tangible assets ratio. Management uses these non-GAAP financial measures to assess the performance of the Company’s core business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about the Company to assist investors in evaluating operating results, financial strength, and capitalization. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this presentation are referenced in a footnote or in the appendix to this presentation.

3 Introduction • Thank you for your interest in Burke & Herbert Financial Services Corp., and its wholly owned subsidiary Burke & Herbert Bank & Trust Company. As a community banking institution, we are headquartered in Old Town Alexandria, Virginia, and have served the banking, borrowing and investing needs of businesses, organizations, families, and individuals since 1852. • As a true community bank, we are deeply tied to the people, neighborhoods, and institutions where we live and work. Our employees form a diverse, dedicated, close-knit team that upholds a culture of customer service and forges strong and lasting relationships with our customers and shared communities. We are selective in our hiring, proud of the caliber of our people, and encourage a collegial environment in which each individual feels valued. • We strive to be your quintessential community bank that delivers extraordinary experiences and top-quartile results, while staying true to our values and remaining focused on what we can control.

4 Overview Headquarters: Alexandria, VA Corporate Centers: Kingstowne, VA Moorefield, WV 173 Years Providing Service Beyond Expectations More than 75 locations across 5 states Total Assets $8.1 Billion Total Gross Loans $5.6 Billion Total Deposits $6.4 Billion Return on Average Assets 1.51% Return on Average Equity 15.50% Financial results as of or for the quarter ended June 30, 2025; returns are annualized

5 Core Values Driven by our values, we endeavor to be your quintessential community bank — delivering service beyond expectations Serve & Lead We are dedicated to serving our customers and our teams, leading with quiet confidence and integrity to inspire the trust of all those we serve. Deliver More We're driven to go above and beyond, continually innovating and improving on how we deliver the best possible experiences and outcomes for all those we serve. Elevate Everyone We embrace our differences and respect everyone's unique contributions. We seek to empower individuals through our actions and words because we believe that when one succeeds, we all succeed. Always Invested We take ownership and responsibility for our work and are invested in the long-term success of our customers, colleagues, and communities.

6 Investment Strategy Unmatched Legacy & Reputation Strong & Consistent Financial Performance Market Leadership in a High-Growth Region Community Banking with a Competitive Edge • Oldest continuously operated bank in Virginia with 170+ years of trust • Multi-generational customer relationships, deeply imbedded in the community • Publicly traded, yet maintains a family-owned culture with a long-term view • Well-capitalized and resilient with low earnings volatility across economic cycles • Desired moderate risk profile with a fortress balance sheet • Stable deposit base with loyal customer retention • Our goal is to consistently deliver top quartile returns relative to our peers • Headquartered in historic Alexandria, VA, a prime location in the D.C. metro area • Strong presence in Northern VA’s affluent, high-income markets • Significant M&A and organic opportunities for deeper market penetration • Relationship-driven banking model vs. larger impersonal regional and super- regional banks • Faster, local decision-making for businesses and individuals • Longstanding trust gives us a competitive edge in our markets • A seasoned management team with large bank experience Future Growth and Innovation – Three Pillars of our Strategic Plan Continue to Maintain & Expand Our Trusted Advisor Relationship Model Expand Existing Markets & Pursue New Market Opportunities Deliver our Full Suite of Market Expected Products & Services

7 2Q25 At a Glance Highlights Built for the Long-Term $29.9 million Net Income $1.97 Diluted Earnings per Share (EPS) 4.17% Net Interest Margin1 1.20% Allowance Coverage Ratio 15.26% Total Risk-Based Capital Ratio2 (1) Net interest margin and tangible book value are non- GAAP financial measures (see Appendix). (2) Estimated. • Our objective is to build and maintain a fortress balance sheet - Maintain credit discipline through the cycle - Ensure proper allowances for credit losses - Stay liquid and have multiple sources of liquidity - Manage capital for the long term - Stress test the balance sheet for severe shocks - Maintain relatively neutral interest rate position - Continually improve risk, governance, and controls - Operate an effective risk-adjusted return culture Loan to Deposit Ratio 87.5% Uninsured Deposit % 30.7% Efficiency Ratio 56.6% Book Value $51.28 per common share Tangible Book Value1 $45.73 per common share Financial results as of or for the quarter ended June 30, 2025

8 Loan Portfolio as of 2Q25 ($ in 000s) Residential $1,148,869 Owner-Occupied CRE $617,811 Commercial & Industrial $605,064 AD&C $347,659 Consumer $103,793 Commercial Real Estate $2,767,261 Loans, gross $5,590,457 Loan Segment Adjustable Rate Fixed Rate Commercial Real Estate $ 1,254,585 $ 1,512,676 Residential 556,506 592,363 Owner-occupied CRE 347,549 270,262 AD&C 240,888 106,771 Commercial & Industrial 416,280 188,784 Consumer 68,438 35,355 $ 2,884,246 $ 2,706,211 Commercial Real Estate Category $ by Asset Class % by Asset Class Retail Real Estate $ 577,647 21% Multi-Family 491,631 18% Office Bldgs. / Condos 490,308 18% Hotels / Motels 385,242 14% Industrial / Warehouse 282,390 10% Other 218,761 8% Nursing-Assisted Living 132,421 5% Self-Storage 119,737 4% Restaurants and Gas Stations 69,124 2% $ 2,767,261 100% 2Q25 Highlights • The commercial real estate (CRE) portfolio is well-diversified across asset classes: - CRE + AD&C as a percentage of Bank total risk-based capital is estimated at 322% - AD&C as a percentage of Bank total risk-based capital is estimated at 36% • The CRE loan portfolio geographic footprint is spread across the West Virginia and greater DC / Maryland / Virginia (DMV) area with minimal office building exposure within Washington D.C. • In line with our overall strategy, we are focused on commercial & industrial loan growth and greater portfolio granularity

9 Security Portfolio as of 2Q25 ($ in 000s) U.S Treasury & Agency $153,345 Municipal $809,133 Agency RMBS $55,137 Non-Agency RMBS $233,004 Agency CMBS $54,449 Non-Agency CMBS $130,108 Asset-Backed $56,426 Other $31,009 AFS Portfolio FV $1,522,611 Unrealized losses (net of taxes) impacts book value by $5.61 per common share Category Net Unrealized Losses Amortized Cost WA Yield U.S. Treasury & Agency $ 11,514 $ 164,859 1.31% Municipal 83,188 892,321 3.00% Agency RMBS 3,037 58,174 3.65% Non-Agency RMBS 7,051 240,055 4.22% Agency CMBS 656 55,105 5.24% Non-Agency CMBS 1,987 132,095 4.12% Asset-Backed 842 57,268 5.57% Other 1,067 32,076 7.27% $ 109,342 $ 1,631,953 3.37% 2Q25 Highlights • Portfolio duration is approximately 4.6 years • 87.5% of unrealized losses have a duration of approximately 5.7 years; remainder less than 2.5 years • Unrealized losses are the result of the interest rate environment • AOCI accretion is expected to be approximately 5.5% per quarter assuming a stagnant interest rate environment • The current portfolio is held as available-for-sale, and there is no intent to reclassify any part • Majority of non-agency CMBS and ABS are equity enhanced through structure and credit support

10 Funding Sources as of 2Q25 ($ in 000s) Demand (non- interest) $1,363,617 Demand (interest) $2,227,501 Money Market & Savings $1,654,665 Brokered CDs $132,098 Time Deposits & Other $1,013,093 Deposits $6,390,974 Short-term borrowings total $650 million with total unused borrowing capacity1 of $4.1 billion Short-term borrowings average rate for 2Q25 was 3.91% Category Average Rate QTD Demand (non-interest bearing) − % Demand (interest bearing) 2.21 % Money Market & Savings 2.01 % Brokered CDs 4.58 % Time Deposits 3.18 % Total Interest-Bearing Deposits 2.41 % Total Deposits 1.90% 2Q25 Highlights • Loan-to-deposit ratio of 87.5% • Brokered deposits represent 2.1% of total deposits • Uninsured deposits totaled $1.96 billion, representing 30.7% of total deposit balance • Stress tests are performed on liquidity and capital on a quarterly basis • We believe we have ample liquidity to withstand significant stress (1) Includes Federal Home Loan Bank, Borrower-in-Custody (BIC), and correspondent bank availability.

Capital Ratio Trends[1]

Common Equity Tier 1 Ratio



11.4%
11.5%
11.8%
12.2%
3Q24
4Q24
1Q25
2Q25

Total Capital Ratio



14.5%
14.6%
14.8%
15.3%
3Q24
4Q24
1Q25
2Q25

Tier 1 Capital Ratio



11.8%
12.0%
12.2%
12.6%
3Q24
4Q24
1Q25
2Q25

Leverage Ratio



9.7%
9.8%
10.1%
10.4%
3Q24
4Q24
1Q25
2Q25

(1) All 2Q25 capital ratios are estimated.

Capital Management

- We take a forward-looking, disciplined approach to capital management that emphasizes acceptable risk-adjusted returns over the long-term
- Our capital management priorities include
  - Supporting customers
  - Funding business investments
  - Maintaining appropriate capital in light of economic conditions and regulatory expectations
  - Returning excess capital to shareholders
- Modeled stress scenarios include evaluating the impact of deposit shocks, interest rate scenarios, and general balance sheet repositioning
- Stress scenarios result in capital levels well above well-capitalized levels

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12 Asset Quality Trends 1.22% 1.20% 1.20% 1.20% 3Q24 4Q24 1Q25 2Q25 Allowance Coverage Ratio 2.0 5.2 8.5 8.6 3Q24 4Q24 1Q25 2Q25 NCOs / Average Loans (annualized) in bps 189.1% 177.3% 104.6% 78.6% 3Q24 4Q24 1Q25 2Q25 Allowance for Credit Losses / NPLs 0.64% 0.68% 1.15% 1.53% 3Q24 4Q24 1Q25 2Q25 NPLs / Total Loans Credit Management • Our objective is to maintain a moderate risk profile through the economic cycle • Credit risk management is embedded in our risk culture and in our decision-making processes - Managed through specific policies and processes - Measured and evaluated against our risk appetite and credit concentration limits - Reported, along with specific mitigation activities, to management and the Board of Directors through our governance structure • Loan reviews include ongoing monitoring procedures that involve additional stress testing of interest rate movements and collateral performance

13 Final Thoughts • Our business model is built on customer service and is designed to consistently deliver top quartile returns relative to our peers • Our approach is concentrated on growing and deepening relationships across our businesses that meet our risk/return measures • We are focused on our strategic priorities which are designed to enhance value over the long term - Being a trusted advisor - Growing fee revenue - Profitably expanding our markets • We take the long-view and maintain a moderate risk profile through the economic cycle

14 Appendix: Income Statement and Per Share Information Income Statement ($ in 000s) June 30, March 31, Dec. 31, Sept. 30, June 30, 2025 2025 2024 2024 2024 Per common share information Basic earnings $ 1.98 $ 1.80 $ 1.31 $ 1.83 $ (1.41) Diluted earnings 1.97 1.80 1.30 1.82 (1.41) Cash dividends 0.55 0.55 0.55 0.53 0.53 Book value 51.28 49.90 48.08 48.63 45.72 Tangible book value 45.73 44.17 42.06 42.32 39.11 Interest income $ 111,858 $ 110,786 $ 112,793 $ 118,526 $ 96,097 Interest expense 37,625 37,799 42,083 45,347 36,332 Noninterest income 12,877 10,023 11,791 10,616 9,505 Total revenue (non-GAAP) 87,110 83,010 82,501 83,795 69,270 Noninterest expense 49,305 49,664 61,410 50,826 64,432 Pretax, pre-provision earnings (non-GAAP) 37,805 33,346 21,091 32,969 4,838 Provision for (recapture of) credit loss 624 501 833 147 23,910 Income (loss) before income taxes 37,181 32,845 20,258 32,822 (19,072) Income tax expense (benefit) 7,284 5,644 465 5,200 (2,153) Net income (loss) 29,897 27,201 19,793 27,622 (16,919) Preferred stock dividends 225 225 225 225 225 Net income (loss) applicable to common shares $ 29,672 $ 26,976 $ 19,568 $ 27,397 $ (17,144)

Appendix: Balance Sheet Trends

Balance Sheet (at period end), $ in 000s	June 30, 2025	March 31, 2025	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024
Assets	$ 8,057,981	$ 7,838,090	$ 7,812,185	$ 7,864,913	$ 7,810,193
Average interest-earning assets	7,248,238	7,171,931	7,273,770	7,238,636	5,994,383
Loans (gross)	5,590,457	5,647,507	5,672,236	5,574,037	5,616,724
Loans (net)	5,523,201	5,579,754	5,604,196	5,506,220	5,548,707
Securities, available-for-sale, at fair value	1,522,611	1,436,869	1,432,371	1,436,431	1,414,870
Intangible assets	49,114	53,002	57,300	61,598	65,895
Goodwill	34,149	32,842	32,783	32,783	32,783
Non-interest bearing deposits	1,363,617	1,382,427	1,379,940	1,392,123	1,397,030
Interest-bearing deposits	5,027,357	5,159,444	5,135,299	5,208,702	5,242,541
Deposits, total	6,390,974	6,541,871	6,515,239	6,600,825	6,639,571
Brokered deposits	132,098	246,902	244,802	345,328	403,668
Uninsured deposits	1,963,566	1,943,227	1,926,724	1,999,403	1,931,786
Short-term borrowings	650,000	300,000	365,000	320,163	285,161
Subordinated debt, net	114,692	113,289	111,885	110,482	109,064
Unused borrowing capacity	4,075,313	4,082,879	4,092,378	2,353,963	2,162,112
Total equity	780,018	758,000	730,157	738,059	693,126
Total common equity	769,605	747,587	719,744	727,646	682,713
Accumulated other comprehensive income (loss)	(87,854)	(88,024)	(95,720)	(75,758)	(100,430)

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16 Appendix: Notes on Non-GAAP Financial Measures Total Common Equity, Tangible Book Value & Tangible Assets: Tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive income/(loss) in stockholders' equity. June 30, March 31, Dec. 31, Sept. 30, June 30, 2025 2025 2024 2024 2024 Common Shareholders’ Equity $ 769,605 $ 747,587 $ 719,744 $ 727,646 $ 682,713 Less: Goodwill and intangible assets, net 83,263 85,844 90,083 94,381 98,678 Tangible common equity (non- GAAP) 686,342 661,743 629,661 633,265 584,035 Shares outstanding at end of period 15,007,712 14,982,807 14,969,104 14,963,003 14,932,169 Tangible book value per common share $ 45.73 $ 44.17 $ 42.06 $ 42.32 $ 39.11 Total Assets 8,057,981 7,838,090 7,812,185 7,864,913 7,810,193 Less: Goodwill and Intangible assets, net 83,263 85,844 90,083 94,381 98,678 Tangible assets (non-GAAP) $ 7,974,718 $ 7,752,246 $ 7,722,102 $ 7,770,532 $ 7,711,515

17 Appendix: Notes on Non-GAAP Financial Measures Total Revenue: Total revenue is a non-GAAP measure and is derived from total interest income less total interest expense plus total non-interest income. We believe that total revenue is a useful tool to determine how the Company is managing its business and demonstrates how stable our revenue sources are from period to period. June 30, March 31, Dec. 31, Sept. 30, June 30, 2025 2025 2024 2024 2024 Interest income $ 111,858 $ 110,786 $ 112,793 $ 118,526 $ 96,097 Interest expense 37,625 37,799 42,083 45,347 36,332 Non-interest income 12,877 10,023 11,791 10,616 9,505 Total revenue (non-GAAP) $ 87,110 $ 83,010 $ 82,501 $ 83,795 $ 69,270

18 Appendix: Notes on Non-GAAP Financial Measures Net Interest Margin: The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of net interest income, we use net interest income on a fully taxable-equivalent (FTE) basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. FTE net interest income is calculated by adding the tax benefit on certain financial interest earning assets, whose interest is tax-exempt, to total interest income then subtracting total interest expense. Management believes FTE net interest income is a standard practice in the banking industry, and when net interest income is adjusted on an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income and this adjustment is not permitted under GAAP. FTE net interest income is only used for calculating FTE net interest margin, which is calculated by annualizing FTE net interest income and then dividing by the average earning assets. June 30, March 31, Dec. 31, Sept. 30, June 30, 2025 2025 2024 2024 2024 Net interest income $ 74,233 $ 72,987 $ 70,710 $ 73,179 $ 59,765 Taxable-equivalent adjustments 1,059 881 858 847 688 Net interest income (Fully Taxable-Equivalent - FTE) $ 75,292 $ 73,868 $ 71,568 $ 74,026 $ 60,453 Average interest-earning assets $ 7,248,238 $ 7,171,931 $ 7,273,770 $ 7,238,636 $ 5,994,383 Net interest margin (non-GAAP) 4.17% 4.18% 3.91% 4.07% 4.06%